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                                                                    EXHIBIT 99.1

                            STOCK OPTION AGREEMENT
                            ([Name of Stockholder])

     STOCK OPTION AGREEMENT (this "Option Agreement"), dated as of January 6, 2000, by and between McLeodUSA Incorporated, a Delaware corporation ("Acquiror"), and __________________ (the "Stockholder"), a significant stockholder of Splitrock Services, Inc., a Delaware corporation (the "Company").


                                  WITNESSETH:

     WHEREAS, concurrently with the execution and delivery of this Option Agreement, Acquiror, the Company, and Southside Acquisition Corporation, a Delaware corporation ("Acquiror Sub"), are entering into an Agreement and Plan of Merger, dated as of the date hereof (the "Merger Agreement"), which provides that, among other things, upon the terms and subject to the conditions thereof, Acquiror Sub will be merged with and into the Company (the "Merger"), with the Company continuing as the surviving corporation; and

     WHEREAS, as a condition to the willingness of Acquiror to enter into the Merger Agreement, Acquiror has required that the Stockholder agree, and in order to induce Acquiror to enter into the Merger Agreement the Stockholder has agreed, to grant Acquiror an irrevocable option to purchase up to that number of shares of common stock, par value $.001 per share, of the Company ("Company Common Stock") as set forth on Annex A hereto which are owned (beneficially or
                               -------
of record) or hereafter acquired by the Stockholder (the "Shares").

     NOW, THEREFORE, to induce Acquiror to enter into the Merger Agreement and in consideration of the representations, warranties, covenants and agreements set forth herein and in the Merger Agreement, the parties hereto, intending to be legally bound, hereby agree as follows. Capitalized terms used herein but not defined herein shall have the meanings set forth in the Merger Agreement.

     1. GRANT OF OPTION. The Stockholder hereby grants Acquiror an irrevocable option (the "Option") to purchase the Shares on the terms and subject to the conditions set forth below.

     2.   EXERCISE OF OPTION.

          (a) EXERCISE. At any time or from time to time prior to the termination of the Option granted hereunder in accordance with the terms of this Option Agreement, Acquiror (or a wholly owned subsidiary of Acquiror designated by Acquiror) may exercise the Option, in whole or in part, if on or after the date hereof:
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               (i) any corporation, partnership, individual, trust,
     unincorporated association, or other entity or person (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) other than Acquiror or any of its affiliates (as defined in the Exchange Act) (a "Third Party"), shall have:

                    (A) commenced or announced an intention to commence a bona fide tender offer or exchange offer for any shares of the Company Common Stock, the consummation of which would result in beneficial ownership (as defined under Rule 13d-3 of the Exchange Act) by such Third Party (together with all such Third Party's affiliates and associates (as such term is defined in the Exchange Act)) of 15% or more of the then voting equity of the Company (either on a primary or a fully diluted basis);

                    (B) filed a Notification and Report Form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), reflecting an intent to acquire the Company or any assets or securities of the Company; or

                    (C) solicited proxies in a solicitation subject to the proxy rules under the Exchange Act, executed any written consent or become a participant in any solicitation (as such terms are defined in Regulation 14A under the Exchange Act), in each case with respect to the Company Common Stock; or

               (ii) the events described in Section 8.01(b)(iv), (c)(i),
     (c)(ii), (c)(iii) or (e) of the Merger Agreement or any other event that would require the Company to pay Acquiror the Company Termination Fee set forth in Section 8.03 of the Merger Agreement occurs (but without the necessity of Acquiror having terminated the Merger Agreement) or, if the Stockholder entered into a Company Stockholder Voting Agreement with Acquiror, upon a material breach of such Company Stockholder Voting Agreement.

          Each of the events described in clauses (i) and (ii) hereof shall be referred to herein as a "Trigger Event." The Stockholder shall notify Acquiror promptly in writing of the occurrence of any Trigger Event; however, such notice shall not be a condition to the right of Acquiror to exercise the Option.

          (b) EXERCISE PROCEDURE. In the event Acquiror wishes to exercise the Option, Acquiror shall deliver to the Stockholder a written notice (an "Exercise Notice") specifying the total number of the Shares it wishes to purchase. Provided that the conditions set forth in Section 3 hereof to the Stockholder's obligation to sell the Shares to Acquiror hereunder have been satisfied or waived, Acquiror shall, upon delivery of the Exercise Notice and tender of the applicable

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aggregate Exercise Price (as defined below), immediately be deemed to be the holder of record of the Shares purchasable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Shares shall not theretofore have been delivered to Acquiror. Each closing of a purchase of the Shares (a "Closing") shall occur at a place, on a date and at a time designated by Acquiror in an Exercise Notice delivered at least two (2) business days prior to the date of the Closing.

          (c) TERMINATION OF THE OPTION. The Option shall terminate upon the earliest of: (i) the Effective Time of the Merger; (ii) the termination of the Merger Agreement pursuant to Section 8.01(a), (b)(i), (b)(ii), (b)(iii), (c)(iv) or (d) thereof; and (iii) nine (9) months following the termination of the Merger Agreement pursuant to Section 8.01(b)(iv), (c)(i), (c)(ii), (c)(iii) or
(e) thereof. Notwithstanding the foregoing, if the Option cannot be exercised by reason of any applicable judgment, decree, order, law or regulation, the Option shall remain exercisable and shall not terminate until the earlier of (x) the date on which such impediment shall become final and not subject to appeal, and (y) 5:00 p.m. New York City Time, on the tenth (10th) business day after such impediment shall have been removed. Notwithstanding the termination of the Option, Acquiror shall be entitled to purchase the Shares with respect to which Acquiror had exercised the Option prior to such termination.

          (d) EXERCISE PRICE. The purchase price per share of Company Common Stock purchased pursuant to the Option (the "Exercise Price") shall be (i) an amount in cash equal to the product of (x) the Exchange Ratio multiplied by (y)
                                                              -------------
the average closing price of Acquiror Common Stock (as defined below) for the five (5) trading days preceding the date the Option is exercised (the "Cash Exercise Price") or (ii) a number of shares of Class A common stock, par value $.01 per share, of Acquiror ("Acquiror Common Stock") equal to the Exchange Ratio (the "Stock Exercise Price"); provided, however, that the aggregate Cash
                                    --------  -------
Exercise Price paid to the Stockholder when aggregated with all other cash purchases of Company Common Stock including cash in lieu of fractional shares by Acquiror shall be limited to that amount of cash that would permit any subsequent acquisition of the Company by Acquiror that occurs to qualify as a tax free reorganization under the provisions of Section 368(a) of the Code.

          (e) ADDITIONAL CONSIDERATION.  Notwithstanding the terms of this
Section 2 or any other provision in this Option Agreement, in the event that (i) Acquiror exercises in whole or in part the Option granted in this Option Agreement and (ii) the Company thereafter consummates a Company Subsequent Alternate Transaction (as defined in Sec. 8.03(b) of the Merger Agreement) within twelve months of the exercise of the Option, Acquiror shall pay the Stockholder an amount of additional consideration equal to 50% of the difference between the applicable aggregate Exercise Price previously paid by Acquiror to the Stockholder and the aggregate amount received by Acquiror in the Company Subsequent

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Alternate Transaction for any or all of the Shares. The form of such additional consideration shall be in the sole discretion of Acquiror and may be cash, additional shares of Acquiror Common Stock or the form of consideration received by Acquiror in the Company Subsequent Alternate Transaction; provided, however,
                                                             --------  -------
that Acquiror shall not be permitted to pay such additional consideration in the form of Acquiror Common Stock unless there shall not have occurred an Acquiror Material Adverse Effect.

          (f) PRO RATA EXERCISE. In the event Acquiror determines to exercise the Option in whole or in part, Acquiror hereby covenants and agrees that it will purchase the aggregate number of shares of Company Common Stock being sought pro rata from the stockholders who have entered into Option Agreements in connection with the execution and delivery of the Merger Agreement.

     3. CONDITIONS TO CLOSING. The obligation of the Stockholder to sell the Shares to Acquiror hereunder is subject to the conditions that (a) all waiting periods, if any, under the HSR Act applicable to the sale of the Shares by Stockholder and the acquisition of such Shares by Acquiror hereunder shall have expired or have been terminated; (b) all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any federal, state or local administrative agency or commission or other federal, state or local governmental authority or instrumentality, if any, required in connection with the sale of the Shares by the Stockholder and the acquisition of such Shares by Acquiror hereunder shall have been obtained or made, as the case may be; and (c) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such sale shall be in effect.

     4.   CLOSING.  At any Closing,

          (a) the Stockholder shall deliver to Acquiror a certificate or certificates evidencing the Shares being purchased, duly endorsed in blank, or with appropriate stock powers, duly executed in blank, in proper form for transfer, with the signature of the Stockholder thereon guaranteed, and with all applicable taxes paid or provided for;

          (b) Acquiror shall deliver to the Stockholder (i) by wire transfer of immediately available funds to the account or accounts specified in writing by the Stockholder the aggregate Cash Exercise Price for the Shares so designated and being purchased for cash, and (ii) one or more certificates representing shares of Acquiror Common Stock equal to the aggregate Stock Exercise Price for the Shares so designated and being purchased by delivery of Acquiror Common Stock; and

          (c) at which Acquiror is exercising the Option in part, Acquiror shall present and surrender this Option Agreement to the Stockholder, and the Stockholder shall deliver to Acquiror an executed new agreement with the same

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terms as this Option Agreement evidencing the right to purchase the balance of the Shares purchasable hereunder.

     5. RESTRICTIONS ON TRANSFER; NON-INTERFERENCE. Except as contemplated by this Option Agreement and the Merger Agreement and the transactions contemplated thereby, the Stockholder hereby agrees not to, prior to the termination of this Option Agreement, (a) directly or indirectly sell, transfer, pledge, encumber, assign or otherwise dispose of, or enter into any contract, option or other arrangement or understanding with respect to the sale, transfer, pledge, encumbrance, assignment or other disposition of, any of the Shares, or (b) take any other action which would have the effect of preventing or inhibiting the Stockholder from performing the Stockholder's obligations under this Option Agreement, except to the extent (i) any such transfer as referred to in (a) above is approved in advance in writing by Acquiror and (ii) the transferee of the Shares, prior to and as a condition to such transfer, executes and delivers to Acquiror an agreement in substantially the form of this Option Agreement.

     6. REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER. The Stockholder represents, warrants, and covenants to Acquiror that:

          (a) the Stockholder, if an entity, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to execute and deliver this Option Agreement, to grant the Option and to consummate the transactions contemplated hereby;

          (b) the Stockholder, if an individual, has the legal capacity and all other power and authority necessary to execute and deliver this Option Agreement, to grant the Option and to consummate the transactions contemplated hereby;

          (c) if the Stockholder is an entity, the execution and delivery of this Option Agreement by the Stockholder and the consummation by the Stockholder of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Stockholder and no other corporate proceedings on the part of the Stockholder are necessary to authorize this Option Agreement or any of the transactions contemplated hereby;

          (d) the execution and delivery of this Option Agreement by the Stockholder do not, and the performance of this Option Agreement by the Stockholder will not, (i) conflict with or violate the organizational documents of the Stockholder, if the Stockholder is an entity, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to the Stockholder or by which the Stockholder or any of the Stockholder's properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time

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or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of the Stockholder, including, without limitation, the Shares, pursuant to any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of the Stockholder's properties is bound or affected, except with respect to (ii) and (iii) above, as would not materially adversely affect the ability of the Stockholder to perform his or its obligations under the Option Agreement;

          (e) the execution and delivery of this Option Agreement by the Stockholder do not, and the performance of this Option Agreement by the Stockholder will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except for applicable requirements, if any, of the Exchange Act, the Securities Act of 1933, as amended (the "Securities Act"), state securities laws and the HSR Act;

          (f) this Option Agreement has been duly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder, and, assuming this Option Agreement constitutes a valid and binding obligation of Acquiror, is enforceable against the Stockholder in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law);

          (g) the Stockholder (i) is the record and beneficial owner of the Shares, free and clear of any pledge, lien, security interest, charge, claim, equity, option, proxy, voting restriction, right of first refusal or other limitation on disposition or encumbrance of any kind ("Encumbrances"), other than pursuant to this Option and the Company Stockholder Voting Agreement, and
(ii) has full right, power and authority to sell, transfer and deliver the Shares pursuant to this Option Agreement; and

          (h) upon delivery of the Shares and payment of the aggregate Exercise Price therefor as contemplated herein, Acquiror will receive good and valid title to the Shares, free and clear of any Encumbrances.

     7. INVESTMENT REPRESENTATIONS OF THE STOCKHOLDER. The Stockholder represents, warrants, and covenants to Acquiror as follows:

          (a) the Stockholder understands that any issuance of Acquiror Common Stock to the Stockholder pursuant to this Option Agreement (the "Restricted Securities") is intended to be exempt from registration under the

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Securities Act by virtue of Section 4(2) of the Securities Act or Regulation D promulgated thereunder, and that no registration statement relating to the issuance of the Restricted Securities has been or will be filed with the SEC or any state securities commission;

          (b) the Stockholder intends to acquire the Restricted Securities solely for its own account, for investment purposes only and not with a view to the resale or distribution other than pursuant to an effective resale registration statement;

          (c) the Stockholder agrees not to sell (other than pursuant to an effective resale registration statement), transfer, exchange, pledge or otherwise dispose of, or make any offer or agreement relating to the Restricted Securities and/or any option, right or other interest with respect to the Restricted Securities that the Stockholder may acquire, unless: (i) counsel representing the Stockholder, which counsel is reasonably satisfactory to Acquiror and Acquiror's legal counsel, shall have advised Acquiror in a written opinion letter satisfactory to Acquiror and Acquiror's legal counsel, and upon which Acquiror and Acquiror's legal counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale, transfer, exchange, pledge or other disposition, and (ii) all transferees (and other subsequent transferees) who receive the Restricted Securities agree to be bound by the investment and other restrictions to which the Stockholder was subject;

          (d) the Stockholder is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act, has the capacity to protect such Stockholder's interests in connection with this Option Agreement, and has such knowledge and experience in financial, tax and business matters to be capable of evaluating the merits and risks of an investment in the Restricted Securities and in protecting the Stockholder's interests in connection with the investment and, in the Stockholder's judgment, has obtained sufficient information from Acquiror to evaluate the merits and risks of an investment in the Restricted Securities;

          (e) the Stockholder acknowledges that (i) it has conducted its own investigation and review of the business and affairs of Acquiror, (ii) it has not relied on any representations or warranties of Acquiror concerning the business and affairs of Acquiror or an investment in the Shares, (iii) it has had the opportunity to ask questions of and receive information and answers from Acquiror concerning the terms and conditions of this Option Agreement, the Restricted Securities and other matters pertaining to an investment in the Restricted Securities, and (iv) it has been given the opportunity to verify the information provided to it in order for the Stockholder to evaluate the merits and risks of an investment in the Restricted Securities, and all such questions have been answered and all such information has been provided to the full satisfaction of the Stockholder;

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          (f) the Stockholder further acknowledges, represents, agrees and is aware that the representations, warranties, agreements, undertakings and acknowledgments made by the Stockholder in this Option Agreement are made with the intent that they be relied upon by Acquiror in determining the suitability of the Stockholder as an investor in the Restricted Securities; and

          (g) the Stockholder undertakes to notify Acquiror immediately of any change in any representation, warranty or other information relating to the Stockholder set forth herein.

     8. REPRESENTATIONS AND WARRANTIES OF ACQUIROR. Acquiror represents, warrants and covenants to the Stockholder that:

          (a) Acquiror is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to execute and deliver this Option Agreement and to consummate the transactions contemplated hereby;

          (b) the execution and delivery of this Option Agreement by Acquiror and the consummation by Acquiror of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of Acquiror and no other corporate proceedings on the part of Acquiror are necessary to authorize this Option Agreement or any of the transactions contemplated hereby;

          (c) this Option Agreement has been duly executed and delivered by Acquiror and constitutes a valid and binding obligation of Acquiror, and, assuming this Option Agreement constitutes a valid and binding obligation of the Stockholder, is enforceable against Acquiror in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting the rights and remedies of creditors generally and general principles of equity (whether considered in a proceeding in equity or at law);

          (d) the execution and delivery of this Option Agreement by Acquiror does not, and the performance of this Option Agreement by Acquiror will not, (i) conflict with or violate the organizational documents of Acquiror, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to Acquiror or by which Acquiror or any of its properties is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of Acquiror pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which Acquiror is a party or by which it or any of its properties is bound or affected, except with respect to (ii) and (iii) above, as

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would not materially adversely affect the business, operations or financial condition of Acquiror;

          (e) the execution and delivery of this Option Agreement by Acquiror do not, and the performance of this Option Agreement by Acquiror will not, require any consent, approval, authorization or permit of, or filing with or notification to, any governmental or regulatory authority, domestic or foreign, except for applicable requirements, if any, of the Exchange Act, the Securities Act, the Delaware General Corporation Law, the National Association of Securities Dealers, Inc., state securities laws and the HSR Act; and

          (f) if, as a result of the exercise of the Option granted under this Option Agreement, the Company is required to make a Change of Control Offer (as defined in the Indenture relating to the Company's 11 3/4% Senior Notes Due
2008), then (i) Acquiror shall cooperate with the Company to obtain waivers from senior noteholders or pursue other alternatives to eliminate the Change of Control Offer requirement and (ii) if such waivers are not received or such other alternatives do not eliminate the need to make a Change of Control Offer, then Acquiror will purchase any senior notes the Company would otherwise be obligated to purchase pursuant to such Change of Control Offer.

     9. INVESTMENT REPRESENTATIONS OF ACQUIROR. Acquiror represents, warrants, and covenants to the Stockholder and the Company as follows (except as contemplated by this Option Agreement and the Merger Agreement and the transactions contemplated thereby):

          (a) Acquiror does not now have, and as of any Closing will not have, any present plan or intention to sell, transfer, exchange, pledge or otherwise dispose of, or to effect any other transaction which would result in a reduction in the risk of ownership of, the Shares;

          (b) Acquiror understands that any sale of the Shares hereunder is intended to be exempt from registration, and that no registration statement relating to the sale of the Shares in connection with this Option Agreement has been or will be filed with the SEC or any state securities commission;

          (c) Acquiror intends to acquire the Shares solely for its own account, for investment purposes only and not with a view to the resale or distribution thereof;

          (d) Acquiror agrees not to sell, transfer, exchange, pledge or otherwise dispose of, or make any offer or agreement relating to the Shares and/or any option, right or other interest with respect to the Shares that Acquiror may acquire, unless: (i) counsel representing Acquiror, which counsel is reasonably satisfactory to the Company and the Company's legal counsel, shall have advised the Company in a written opinion letter satisfactory to the Company and the

                                       9
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Company's legal counsel, and upon which the Company and the Company's legal counsel may rely, that no registration under the Securities Act would be required in connection with the proposed sale, transfer, exchange, pledge or other disposition, and (ii) all transferees (and other subsequent transferees) who receive the Shares agree to be bound by the investment and other restrictions to which the Stockholder was subject;

          (e) Acquiror is an "accredited investor" as defined in Rule 501 of Regulation D under the Securities Act, has the capacity to protect such Acquiror's interests in connection with this Option Agreement, and has such knowledge and experience in financial, tax and business matters to be capable of evaluating the merits and risks of an investment in the Shares and in protecting Acquiror's interests in connection with the investment and, in Acquiror's judgment, has obtained sufficient information from the Company to evaluate the merits and risks of an investment in the Shares;

          (f) Acquiror acknowledges that (i) it has conducted its own investigation and review of the business and affairs of the Company, (ii) it has not relied on any representations or warranties of the Company concerning the business and affairs of the Company or an investment in the Shares, (iii) it has had the opportunity to ask questions of and receive information and answers from the Company concerning the terms and conditions of this Option Agreement, the Shares and other matters pertaining to an investment in the Shares, and (iv) it has been given the opportunity to verify the information provided to it in order for Acquiror to evaluate the merits and risks of an investment in the Shares, and all such questions have been answered and all such information has been provided to the full satisfaction of Acquiror;

          (g) Acquiror further acknowledges, represents, agrees and is aware that the representations, warranties, agreements, undertakings and acknowledgments made by Acquiror in this Option Agreement are made with the intent that they be relied upon by the Stockholder and the Company in determining the suitability of Acquiror as an investor in the Shares; and

          (h) Acquiror undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to Acquiror set forth herein.

     10. ADJUSTMENT UPON CHANGES IN CAPITALIZATION. In the event of any change in the Company Common Stock or Acquiror Common Stock by reason of stock dividends, stock splits, mergers (other than the Merger), recapitalizations, combinations, exchange of shares or the like, the type and number of shares or securities subject to the Option, and the purchase price per share provided in
Section 2(d) hereof, shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that

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Acquiror shall receive, upon exercise of the Option, the number and class of shares or other securities or property that Acquiror would have received in respect of the Company Common Stock if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

     11.  AGREEMENT TO REGISTER ACQUIROR COMMON STOCK.

          (a) Subject to Section 11(b) below, within ninety (90) days following the exercise of the Option in exchange for the Stock Exercise Price, Acquiror shall prepare and file a registration statement on Form S-3 (the "Resale Registration Statement") under the Securities Act covering the resale of a maximum of 25% of Acquiror Common Stock issued to the Stockholder upon exercise of the Option (the "Registrable Shares"). Acquiror shall thereafter use its reasonable best efforts to have such Resale Registration Statement declared effective by the Securities and Exchange Commission ("SEC") as soon after the filing as practicable and to keep that Resale Registration Statement effective and current, including through the filing of any amendments and supplements that may be required under provisions of applicable law, for one year after its original effectiveness. Acquiror may include other shares of Acquiror Common Stock on the Resale Registration Statement. At Acquiror's option, Acquiror may satisfy its obligations under this Section 11 on another form of registration statement under the Securities Act or by including the Registrable Shares in a registration statement filed by Acquiror to register shares of Acquiror Common Stock in either a primary or secondary offering. Acquiror agrees to notify the Stockholder (i) when the Resale Registration Statement (or any post-effective amendment thereto) has become effective, (ii) if the SEC has issued any stop order with respect to the Resale Registration Statement or initiated any proceedings for that purpose, and (iii) if Acquiror has received any written notification with respect to the suspension of qualification of any Acquiror Common Stock for sale in any jurisdiction or on any securities exchange or market or with respect to the initiation or threat of any proceeding for such purpose. Acquiror further agrees to furnish the Stockholder such numbers of copies of a prospectus, in conformity with the requirements of applicable law, and such other documents as the Stockholder may reasonably request in order to facilitate the disposition of the Acquiror Common Stock owned by such holder.

          (b) Notwithstanding the requirements of Section 11(a) above, the obligations of Acquiror to file the Resale Registration Statement may be tolled by Acquiror for up to ninety (90) days if Acquiror is engaged in, or has fixed plans to engage in, a registered public offering of Acquiror Stock or is engaged in any other activity which, in the good faith determination of the Board of Directors of Acquiror, would be materially adversely affected by the filing of the Resale Registration Statement during the period otherwise required by
Section 11(a) to the material detriment of Acquiror.

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          (c)  Acquiror will give notice to the Stockholder of the happening of any event as a result of which the prospectus included in the Resale Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Stockholder shall cease using such prospectus immediately upon receipt of notice from Acquiror to that effect. If so requested by Acquiror, the Stockholder shall return promptly to Acquiror any copies of any prospectus in its possession that contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. At the request of the Stockholder, Acquiror shall prepare and furnish to the Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

          (d) (i) Acquiror shall bear all costs incurred in preparing and filing the Resale Registration Statement including, without limitation, all applicable legal, accounting, printing, blue sky and SEC filing fees; provided,
                                                                      --------
however, that Acquiror shall not be responsible for any underwriting commissions
-------
or discounts, brokerage fees or legal fees or disbursements incurred by any person or entity (other than Acquiror) that sells any shares of Acquiror Common Stock under the Resale Registration Statement. Acquiror shall also bear all costs of keeping the Resale Registration Statement current during the applicable period described in Section 11(a).

               (ii) Acquiror will indemnify and hold harmless the Stockholder against any losses, claims, damages or liabilities to which the Stockholder may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon an untrue statement or alleged untrue statement of any material fact contained in the Resale Registration Statement, any final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Acquiror will not be liable
                             --------  -------
     in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by the Stockholder in writing specifically for use in the Resale Registration Statement or prospectus.

               (iii) The Stockholder shall furnish to Acquiror in writing such information with respect to the Stockholder as Acquiror may reasonably request or as may be required by law for use in connection with the Resale Registration Statement and the final prospectus contained therein, and the Stockholder will indemnify and hold harmless Acquiror against any losses, claims, damages or liabilities to which Acquiror may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Resale Registration Statement, any final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading to the same extent as the foregoing indemnity from Acquiror to the Stockholder, but only with respect to (i) any such information with respect to the Stockholder furnished in writing to Acquiror expressly for use therein or
     (ii) a breach of any obligations of the Stockholder under this Section 11; provided, however, that the total amount to be indemnified by the
     --------  -------
     Stockholder under this Section 11 shall be limited to the net proceeds received by the Stockholder in the offering to which the Resale Registration Statement or prospectus relates.

          (e) The rights described in this Section 11 shall not be transferable without the express written consent of Acquiror.

     12. BINDING EFFECT; NO ASSIGNMENT. This Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Except as expressly provided for in this Option Agreement, neither this Option Agreement nor the rights or the obligations of either party hereto are assignable, except by operation of law, or with the written consent of the other party. Nothing contained in this Option Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective permitted assigns any rights or remedies of any nature whatsoever by reason of this Option Agreement.

     13. SPECIFIC PERFORMANCE. The parties recognize and agree that if for any reason any of the provisions of this Option Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that, in addition to other remedies, the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Option Agreement. In the event that any action should be brought in equity to enforce the provisions of this Option Agreement, neither party will allege, and each party hereby waives the defense, that there is adequate remedy at law.

     14. ENTIRE AGREEMENT. This Option Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

     15. FURTHER ASSURANCE. Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to consummate the transactions contemplated hereby.

     16. VALIDITY. The invalidity or unenforceability of any provision of this Option Agreement shall not affect the validity or enforceability of the other provisions of this Option Agreement, which shall remain in full force and effect. In the event any court or other competent authority holds any provision of this Option Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith the execution and delivery of an amendment to this Option Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision. Each party agrees that, should any court or other competent authority hold any provision of this Option Agreement or part hereof to be null, void or unenforceable, or order any party to take any action inconsistent herewith, or not take any action required herein, the other party shall not be entitled to specific performance of such provision or part hereof or to any other remedy, including but not limited to money damages, for breach hereof or of any other provision of this Option Agreement or part hereof as the result of such holding or order.

     17. NOTICES. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, telegraphed or telecopied with confirmation or sent by certified or registered mail, postage prepaid, and shall be deemed to be given, dated and received when so delivered personally, telegraphed or telecopied or, if mailed, five business days after the date of mailing to the following address, or to such other address or addresses as such person may subsequently designate by notice given hereunder.

          (a)  If to Acquiror, to:

               McLeodUSA Incorporated
               McLeodUSA Technology Park
               6400 C Street SW
               P.O. Box 3177
               Cedar Rapids, Iowa 52406-3177
               Telecopier No.: (319) 790-7901
               Attention:      Randall Rings
                               Vice President, General Counsel and Secretary

          With a copy (which shall not constitute notice) to:

               Hogan & Hartson L.L.P.
               Columbia Square
               555 Thirteenth Street, N.W.
               Washington, DC 20004
               Telecopier No.: (202) 637-5910
               Attention:      Joseph G. Connolly, Jr.

               (b) If to the Stockholder, to the address set forth below its or his signature on this Option Agreement

          With a copy (which shall not constitute notice) to:



               Telecopier No.:
               Attention:

               and



               Telecopier No.:
               Attention:

     18. GOVERNING LAW. This Option Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

     19. DESCRIPTIVE HEADINGS. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Option Agreement.

     20. COUNTERPARTS. This Option Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same instrument.

     21. EXPENSES. Except as otherwise expressly provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Option Agreement shall be paid by the party incurring such expenses.

     22. AMENDMENTS; WAIVER. This Option Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.


     23. PARTIES IN INTEREST. This Option Agreement shall be binding upon, inure solely to the benefit of and be enforceable by each party hereto and its respective successors and assigns, and, with the exception of the obligations of Acquiror to the Company set forth in Section 8(f) with regard to a Change of Control Offer, nothing in this Option Agreement, express or implied, is intended to or shall confer upon any Person other than the parties hereto any right, benefit or remedy of any nature whatsoever under or by reason of this Option Agreement.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed, or caused to be executed by their duly authorized officers, this Option Agreement as of the date first above written.

                         MCLEODUSA INCORPORATED

                         By:       ____________________________________
                         Name:     ____________________________________
                         Title:    ____________________________________


                         STOCKHOLDER


                         ______________________________________________
                         Name:     ____________________________________
                         Address:  ____________________________________
                                   ____________________________________
                                   ____________________________________

                          ANNEX A to OPTION AGREEMENT
                          ---------------------------
                            ([Name of Stockholder])

 .    Number of shares of Company Common Stock beneficially owned (excluding shares subject to outstanding Company Stock Options and Company Warrants):



 .    Number of shares of Company Common Stock subject to Company Stock Options:



 .    Number of shares of Company Common Stock subject to Company Warrants: